Exhibit 99.1

FOR IMMEDIATE RELEASE

For More Information, Contact:

Kara Bellamy	Laurie Berman
Chief Accounting Officer	PondelWilkinson Inc.
805.566.6100	310.279.5980
investor@qad.com	lberman@pondel.com

QAD Expands Capabilities in Strategic Sourcing and Supplier Management
with Planned Acquisition of Allocation Network GmbH

-- Will round out QAD’s Integrated Supplier Management portfolio, offering best-in-class capabilities to help Procurement Organizations improve profitability --

SANTA BARBARA, Calif. – December 16, 2020 – QAD Inc. (Nasdaq: QADA) (Nasdaq: QADB), a leading provider of adaptive, cloud-based enterprise software and services for global manufacturing companies, today announced it entered into a definitive agreement to acquire Allocation Network GmbH, a best-in-class solution provider for strategic sourcing and supplier management, based in Munich, Germany.

The acquisition, which is expected to close by the end of 2020, will not have an immediate, material impact on QAD’s financial results. The acquisition is in line with QAD’s strategy of acquiring quality products with limited market reach and leveraging QAD’s global footprint. The acquisition will support QAD’s cloud growth within its existing customer base and strengthen its overall product offering.

QAD will fully incorporate Allocation Network’s sourcing, supplier management and procurement systems into its Integrated Supplier Management portfolio to allow customers to eliminate off-contract buying, increase purchasing power and boost cost savings. In today’s world, where agility and flexibility in the supply chain are increasingly critical, this powerful combination will greatly enhance the agility and innovation companies are seeking to dynamically manage their supplier communities while delivering operational and financial efficiencies more quickly. Allocation Network will operate as a division of QAD.

“We are excited and delighted to welcome Allocation Network to QAD,” said QAD CEO Anton Chilton. “We see tremendous value in their focus on direct sourcing and procurement, highly experienced team and leadership, strong presence in manufacturing vertical segments, and geographic location. Our company cultures are well matched, focusing on the success of our customers and the welfare of our employees.”

“This strategic acquisition enhances our ability to enable the vision of the Adaptive Manufacturing Enterprise, extending our capability in supplier management and supporting additional cloud growth,” said Chilton. “Additionally, Allocation Network’s strong presence in Germany provides us with an ideal position to continue to address and support that country’s large automotive market.”

“The Allocation Network team is enthusiastic about joining QAD,” said Allocation Network Managing Director Bernhard Soltmann. “Allocation Network customers and employees will benefit from QAD’s global presence, 24/7 support and portfolio of manufacturing ERP and supply chain solutions. This acquisition will provide customers the agility and innovation needed to rapidly respond to a complex supplier environment while delivering operational and financial efficiencies.”

Founded in 1998, Allocation Network is a best-of-breed solution provider for strategic sourcing and supplier quality management with approximately 50 employees. Allocation Network centralizes and organizes the entire post-contract procurement process of a product lifecycle using its Supplier Management, Sourcing, Auctions and Collaboration modules. The company’s integrated cloud-based solutions are sold to customers including BMW, Denso, MAGNA, Siemens, VOITH and Volkswagen. With a strong presence in the German automotive market, Allocation Network enhances QAD’s position in supporting the world’s fourth largest automotive marketplace.

Allocation Network’s products and services fall into four strategic areas:

●	Supplier Management: Supplier Qualification, Supplier Classification, Contract Management, Supplier Evaluation, Supplier Development, and Sourcing Strategies.
●	Sourcing: Requisitions, Templates (RFI/RFQ), Bidder Lists, Submissions, List of Offers, Negotiation, and Awarding.
●	Collaboration: Workflow collaboration for Industrialization, Audits, Supplier Questionnaires, and CSR.
●	Auctions: Transfer from Sourcing, Template Design, Ticker Auction, and English Auction.

About QAD – Enabling the Adaptive Manufacturing Enterprise

QAD Inc. is a leading provider of adaptive, cloud-based enterprise software and services for global manufacturing companies. Global manufacturers face ever-increasing disruption caused by technology-driven innovation and changing consumer preferences. In order to survive and thrive, manufacturers must be able to innovate and change business models at unprecedented rates of speed. QAD calls these companies Adaptive Manufacturing Enterprises. QAD solutions help customers in the automotive, life sciences, consumer products, food and beverage, high tech and industrial manufacturing industries rapidly adapt to change and innovate for competitive advantage.

Founded in 1979 and headquartered in Santa Barbara, California, QAD has 29 offices globally. Over 2,000 manufacturing companies have deployed QAD solutions including enterprise resource planning (ERP), demand and supply chain planning (DSCP), global trade and transportation execution (GTTE) and quality management system (QMS) to become an Adaptive Manufacturing Enterprise. To learn more, visit www.qad.com or call +1 805-566-6100. Find us on Twitter, LinkedIn, Facebook, Instagram and Pinterest.

"QAD" is a registered trademark of QAD Inc. All other products or company names herein may be trademarks of their respective owners.

Note to Investors: This press release contains certain forward-looking statements made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding projections of revenue, income and loss, capital expenditures, plans and objectives of management regarding the company's business, future economic performance or any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements are based on the company's current expectations. Words such as "expects," "believes," "anticipates," "could," "will likely result," "estimates," "intends," "may," "projects," "should," "would," "might," "plan" and variations of these words and similar expressions are intended to identify these forward-looking statements. A number of risks and uncertainties could cause actual results to differ materially from those in the forward-looking statements. These risks include, but are not limited to: risks associated with the COVID-19 (novel coronavirus) pandemic or other catastrophic events that may harm our business; adverse economic, market or geo-political conditions that may disrupt our business; our cloud service offerings, such as defects and disruptions in our services, our ability to properly manage our cloud service offerings, our reliance on third-party hosting and other service providers, and our exposure to liability and loss from security breaches; demand for the company's products, including cloud service, licenses, services and maintenance; pressure to make concessions on our pricing and changes in our pricing models; protection of our intellectual property; dependence on third-party suppliers and other third-party relationships, such as sales, services and marketing channels; changes in our revenue, earnings, operating expenses and margins; the reliability of our financial forecasts and estimates of the costs and benefits of transactions; the ability to leverage changes in technology; defects in our software products and services; third-party opinions about the company; competition in our industry; the ability to recruit and retain key personnel; delays in sales; timely and effective integration of newly acquired businesses; economic conditions in our vertical markets and worldwide; exchange rate fluctuations; and the global political environment. For a more detailed description of the risk factors associated with the company and factors that may affect our forward-looking statements, please refer to the company's latest Annual Report on Form 10-K and, in particular, the section entitled "Risk Factors" therein, and in other periodic reports the company files with the Securities and Exchange Commission thereafter. Management does not undertake to update these forward-looking statements except as required by law.

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